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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): June 30, 2008

                             Dresser-Rand Group Inc.
             (Exact name of registrant as specified in its charter)


         Delaware                       001-32586             20-1780492
(State or Other Jurisdiction of  (Commission File Number)   (I.R.S. Employer
         Incorporation)                                     Identification No.)

      10205 Westheimer Road, Houston, Texas                    77042
   (Address of Principal Executive Offices)                  (Zip Code)

Registrant's Telephone Number, Including Area Code:  (713) 467-2221


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 7.01.  Regulation FD Disclosure

Dresser-Rand announced today the execution of an agreement by its UK subsidiary to acquire certain of the assets of Peter Brotherhood Ltd, which is expected to close on July 1, 2008. A copy of the press release, dated June 30, 2008 is attached hereto as Exhibit 99.1.

All information in the press release is furnished and shall not be deemed "filed" with the SEC for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that Section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent registrant specifically incorporated it by reference.

Item 9.01.  Financial Statements and Exhibits

    (d) Exhibits. The following exhibit is furnished with this Form 8-K:

  Exhibit No.                              Description
-----------------   -----------------------------------------------------------
     99.1           Press Release of Dresser-Rand Group Inc. dated June 30, 2008

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 Dresser-Rand Group, Inc.

                                               By: /s/ Mark F. Mai
                                                   ------------------------
                                                       Mark F. Mai
                                   Vice President, General Counsel and Secretary

DATED: June 30, 2008

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                                  EXHIBIT INDEX

  Exhibit No.                               Description
-----------------  -------------------------------------------------------------
    99.1           Press Release of Dresser-Rand Group Inc. dated June 30, 2008

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